Exhibit 99.2

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS

ORIGINALLY SCHEDULED TO BE HELD ON MARCH 31, 2020

The following Notice of Change of Location, Date and Time of Special Meeting of Stockholders (this “Notice”) supplements and relates to the original Notice of Special Meeting and Proxy Statement (the “Proxy Statement”) of DPW Holdings, Inc. (the “Company”), dated March 11, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders originally scheduled to be held on Tuesday, March 31, 2020. This Notice is being filed with the Securities and Exchange Commission on March 27, 2020 and is being mailed to stockholders on or about March 30, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION, DATE AND TIME

OF SPECIAL MEETING OF STOCKHOLDERS

ORIGINALLY SCHEDULED TO BE HELD ON MARCH 31, 2020

To the Stockholders of DPW Holdings, Inc.

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and out of concern for the health and well-being of our employees and stockholders, NOTICE IS HEREBY GIVEN that the location, date and time of the Special Meeting of Stockholders (the “Special Meeting”) of DPW Holdings, Inc. (the “Company”) has been changed. You are hereby advised that the Special Meeting will be held on Thursday, April 30, 2020 at 9:00 A.M. Pacific Time. In light of public health concerns, the Special Meeting will be held in a virtual meeting format only, via live webcast. You will not be able to attend the Special Meeting in person.

The Special Meeting is open to stockholders and any other parties interested in participating in the simultaneous live online webcast and traditional conference call/audio only option. Registration is mandatory and must be completed one hour prior to the Special Meeting by using this link to register: https://zoom.us/webinar/register/WN_X6WkVPuzRVGsblGiqS1O1A

As described in the proxy materials for the Special Meeting that were previously distributed, you are entitled to vote on the proposals before the stockholders at the Special Meeting if you were a stockholder as of the close of business on March 2, 2020, the record date. You will be able to attend the Special Meeting and vote by visiting www.proxyvote.com if you are a beneficial owner and at www.investorvote.com/DPW if you are a registered holder. To vote on or before the Special Meeting, you must have your control number that is shown on the proxy card accompanying the Proxy Statement. Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with the Proxy Statement. Proxies submitted electronically or by telephone must be received by 11:59 pm PT on April 29, 2020. Proxies submitted by mail should be received before 9:00 a.m. PT on April 29, 2020.

You may vote during the Special Meeting by following the instructions available on the Special Meeting website. Whether or not you plan to attend the Special Meeting virtually, we urge you to vote and submit your proxy in advance of the Special Meeting by one of the methods described in the proxy materials for the Special Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the online instructions.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Chief Executive Officer and Chairman of the Board

March 27, 2020